UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2006

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005
(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

                    333 Ludlow Street, Stamford, CT 06902
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is filed solely to include the pro forma financial information called for by Item 9.01(b) of the Current Report on Form 8-K filed by NYFIX, Inc. (the “Company”) on August 31, 2006 (the “Initial Filing”). At the time that the Initial Filing was made, the pro forma financial information included herewith was unavailable.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information is set forth on pages F-1 through F-4 of this Current Report on Form 8-K/A.

In connection with the previously reported sale of its NYFIX Overseas, Inc. subsidiary, the Company has prepared the following unaudited pro forma condensed consolidated financial statements which are based on its historical consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet at June 30, 2006 has been prepared to reflect the sale of NYFIX Overseas, Inc. as if the transaction had occurred on June 30, 2006. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and the fiscal year ended December 31, 2005 have been prepared to present the results of the Company’s continuing operations as if the transaction had occurred on January 1, 2005.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto in its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the period ended June 30, 2006. The adjustments necessary to fairly present these unaudited pro forma condensed consolidated financial statements are described in the accompanying notes. The adjustments have been made based on available information and in the opinion of management are reasonable. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, do not necessarily reflect the actual results that would have occurred had the sale occurred on the assumed dates and are not necessarily indicative of future results of operations of the Company after the completion of the transaction.

(d) Exhibits

99.1	Press Release of NYFIX, Inc., issued August 28, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

Date: August 6, 2007	By:	/s/ Steven R. Vigliotti
Name: Steven R. Vigliotti Title: Chief Financial Officer

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NYFIX, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet (Unaudited)
As of June 30, 2006
(in thousands, except share and per share amounts)

	NYFIX, Inc.	NYFIX	Pro forma
	Historical	Overseas,	adjustments
	(a)	Inc. (c)	(d)	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$23,125	$192	$7,170	$30,103
Short-term investments	500	-	-	500
Accounts receivable	12,921	3,235	-	9,686
Clearing broker assets	509,935	-	-	509,935
Prepaid expenses and other current assets	4,339	224	-	4,115
Total current assets	550,820	3,651	7,170	554,339
Property and equipment, net	12,620	341	-	12,279
Product enhancement costs, net	9,010	2,097	-	6,913
Goodwill	58,215	-	-	58,215
Acquired intangible assets, net	3,079	-	-	3,079
Other assets, net	1,632	101	-	1,531
Total assets	$635,376	$6,190	$7,170	$636,356

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$18,748	$2,106	$-	$16,642
Clearing broker liabilities	512,314	-	-	512,314
Current portion of capital lease obligations	704	-	-	704
Current portion of long-term debt	259	-	-	259
Current portion of other long-term liabilities	816	-	-	816
Deferred revenue	4,873	1,158	-	3,715
Total current liabilities	537,714	3,264	-	534,450
Long-term portion of capital lease obligations	603	-	-	603
Long-term debt	7,683	-	-	7,683
Other long-term liabilities	3,036	-	-	3,036
Total liabilities	549,036	3,264	-	545,772
Commitments and contingencies
Stockholders' equity:
Preferred stock, $1.00 par value; 5,000,000 shares
authorized; none issued	-	-	-	-
Common stock, $0.001 par value; 60,000,000 shares
authorized; 33,784,293 shares issued	34	-	-	34
Additional paid-in capital	238,702	-	-	238,702
Accumulated deficit	(135,141)	2,892	7,170	(130,863)
Treasury stock, 1,188,290 shares, at cost	(17,004)	-	-	(17,004)
Notes receivable issued for common stock	(71)	-	-	(71)
Accumulated other comprehensive loss	(180)	34	-	(214)
Total stockholders' equity	86,340	2,926	7,170	90,584
Total liabilities and stockholders' equity	$635,376	$6,190	$7,170	$636,356

See notes to pro forma statements

NYFIX, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations (Unaudited)
For the six months ended June 30, 2006
(in thousands, except per share amounts)

		NYFIX
	NYFIX, Inc.	Overseas,
	Historical (a)	Inc. (c)	Pro Forma
Revenue:
Subscription and maintenance	$34,410	$3,024	$31,386
Product sales and services	1,892	551	1,341
Transaction	13,948	-	13,948
Total revenue	50,250	3,575	46,675

Cost of revenue:
Subscription and maintenance	16,584	635	15,949
Product sales and services	2,968	1,972	996
Transaction	7,989	-	7,989
Total cost of revenue	27,541	2,607	24,934

Gross profit	22,709	968	21,741

Operating expense:
Selling, general and administrative	23,341	1,293	22,048
Restatement, SEC investigation and related expenses	7,742	-	7,742
Depreciation and amortization	707	69	638

Loss from operations	(9,081)	(394)	(8,687)

Interest expense	(416)	-	(416)
Investment income	314	2	312
Other income (expense), net	19	-	19
Loss from continuing operations before income tax provision	(9,164)	(392)	(8,772)
Income tax provision	94	-	94
Loss from continuing operations	$(9,258)	$(392)	$(8,866)

Basic and diluted loss from continuing operations per common share	$(0.28)	$(0.01)	$(0.27)
Basic and diluted weighted average common shares outstanding	32,596	32,596	32,596

See notes to pro forma statements

NYFIX, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations (Unaudited)
For the year ended December 31, 2005
(in thousands, except per share amounts)

		NYFIX
	NYFIX, Inc.	Overseas, Inc.
	Historical (b)	(c)	Pro Forma
Revenue:
Subscription and maintenance	$62,370	$2,650	$59,720
Product sales and services	9,025	5,868	3,157
Transaction	26,222	-	26,222
Total revenue	97,617	8,518	89,099

Cost of revenue:
Subscription and maintenance	31,777	1,389	30,388
Product sales and services	5,304	3,102	2,202
Transaction	15,949	-	15,949
Total cost of revenue	53,030	4,491	48,539

Gross profit	44,587	4,027	40,560

Operating expense:
Selling, general and administrative	45,035	4,056	40,979
Restatement, SEC investigation and related expenses	3,069	-	3,069
Depreciation and amortization	2,061	147	1,914

Loss from operations	(5,578)	(176)	(5,402)

Interest expense	(728)	-	(728)
Investment income	267	4	263
Other (expense) income, net	(189)	(2)	(187)
Loss from continuing operations before income tax provision	(6,228)	(174)	(6,054)
Income tax provision	189	-	189
Loss from continuing operations	$(6,417)	$(174)	$(6,243)

Basic and diluted loss from continuing operations per common share	$(0.20)	$(0.01)	$(0.19)
Basic and diluted weighted average common shares outstanding	32,509	32,509	32,509

See notes to pro forma statements

Notes to Pro Forma Statements

(a)
The Company’s consolidated balance sheet as of June 30, 2006 and consolidated statement of operations for the six months ended June 30, 2006 as reported in its Quarterly Report on Form 10-Q for the period ended June 30, 2006.

(b)	The Company’s consolidated statement of operations for the year ended December 31, 2005 as reported in its Annual Report on Form 10-K for the year ended December 31, 2005.

(c)	Elimination of amounts attributable to NYFIX Overseas, Inc.

(d)	Net proceeds realized upon the sale of NYFIX Overseas, Inc.